Exhibit 99.3

Hugh Grant Chief Operating Officer Investor Meeting April 4, 2002

Forward Looking Statements

Certain statements contained in this presentation, such as statements concerning the company's anticipated financial results, current and future product performance, regulatory approvals, currency impact, business and financial plans and other non-historical facts are "forward-looking statements." These statements are based on current expectations and currently available information. However, since these statements are based on factors that involve risks and uncertainties, the company's actual performance and results may differ materially from those described or implied by such forward-looking statements. Factors that could cause or contribute to such differences include, among others: fluctuations in exchange rates and other developments related to foreign currencies and economies; increased generic and branded competition for the company's Roundup® herbicide; the success of the company's research and development activities and the speed with which regulatory authorizations and product launches may be achieved; domestic and foreign social, legal and political developments, especially those relating to agricultural products developed through biotechnology; the accuracy of the company's estimates and projections, for example, those with respect to product returns and grower use of our products and related distribution inventory levels; the company's ability to continue to manage its costs; the company's ability to successfully market new and existing products in new and existing domestic and international markets; the company's ability to obtain payment for the products that it sells; the company's ability to achieve and maintain protection for its intellectual property; the effects of the company's accounting policies and changes in generally accepted accounting principles; the company's exposure to lawsuits and other liabilities and contingencies, including those related to intellectual property, product liability, regulatory compliance (including seed quality), environmental contamination and antitrust; the effect of weather conditions and commodity markets on the agriculture business; the company's ability to fund its short-term financing needs; general economic and business conditions; and other employees of the company; and other risks and factors detailed in the company's filings with the U.S. Securities and Exchange Commission. Earnings per share (EPS) and earnings before interest and taxes (EBIT) discussed in this presentation excludes special items. The company disclaims any current intention to revise or update any forward-looking statements or any of the factors that may affect actual results, whether as a result of new information, future events or otherwise.

Highlights

Monsanto Is Transforming Agriculture

Strong core business
Growing biotechnology business with great upside
Leadership position in genomics and seeds
Broadest and deepest pipeline in the industry

Steady profit and cash growth through innovation and cost management

Monsanto Strategy Is Built on Branded Approach

Seed

DEKALB

ASGROW®

Chemistry

Roundup
FAMILY OF HERBICIDES®

Roundup ORIGINAL

Roundup ULTRA MAX

Biotechnology

Roundup Ready® TECHNOLOGY

YieldGard® Insect Protected Corn

Bollgard® GENE by Monsanto

MONSANTO

4

Monsanto Strategy Is Built on Branded Approach Seed Chemistry Biotechnology

Crop Season Has Multiple Selling
Opportunities for Monsanto

Winter

Crop Selection
Conservation Tillage

Spring

Planting Seed
Weed Control
Insect Control

Summer

Cultivating
Weed Control
Insect Control

Fall

Herbicide Application
Pre-Harvest
Post-Harvest

Integrated Solutions Offer New Options to Growers

Customer Benefits

Cost effective
Greater flexibility
Convenience

Seed

Integrated

Customer

Solutions

Biotechnology

Chemistry

Monsanto Benefits

Multiple margin opportunities on same acre
Adaptable to different regional strategies

Deliver Near-Term Growth and Preserve
Long-Term Value

Maximize the global value of the Roundup business
Maintain global gross profit near current levels over next two years
Maintain brand loyalty for U.S. Roundup post-patent
Drive growth potential of seeds and traits
Capture full value of integrated solutions
Increase operational cash flow
Continue cost management focus

Goals

Grow EPS
Increase Free Cash
Secure Biotech Approvals

2002

4-6% Growth
100+% Growth
4 Key Approvals Pending

Monsanto Has Undergone Transition

% Revenue

Other
2%
Ag
Productivity
98%
Ag
Productivity
69%
Seed &
Genomics
31%
Ag
Productivity
45%
Seed &
Genomics
55%
1995
2001
2007

MONSANTO

8

Monsanto Has Undergone Transition % Revenue 1995 Ag Productivity 98% Other 2% 2001 Ag Productivity 69% Seed & Genomics 31% 2007 Ag Productivity 45% Seed & Genomics 55%

Roundup Strategy

Build Customer/Distribution Relationships
- Build unique portfolio

Maintain Molecule and Brand Leadership
- Supply agreements
- Differentiated products - unique formulations

Grow Capacity While Reducing Cost
- Low cost position

MONSANTO

9

Roundup Strategy

Integrated Solutions
With Seed and Biotech

Build Customer/Distribution
Relationships

Maintain Molecule and
Brand Leadership

Grow Capacity While
Reducing Cost

Build Large Market
And Grow Volume

Creates incremental value for grower and retailer
Brand premium focus

Build unique portfolio

Supply agreements
Differentiated products - unique formulations

Low cost position

Capture price elasticity gains
Grow con-till acres
Roundup Ready crop expansion

Roundup Brand Is Unique in Ag Industry

2000 Sales $ Millions
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
Roundup Portfolio
Imidacloprid
Paraquat
Azoxystrobin
Acetochlor
Chlorpyrifos
Atrazine
Metalachlor
Mancozeb
2,4-D

Source: Phillips McDougall, 2000

MONSANTO

10

Roundup Brand Is Unique in Ag Industry

2000 Sales $ Millions

Roundup Portfolio
2,625

(Imidacloprid)
520

(Paraquat)
470

(Azoxystrobin)
440

(Acetochlor)
430

(Chlorpyrifos)
420

(Atrazine)
320

(Metalachlor)
310

Mancozeb
300

2,4-D
270

Source: Phillips McDougall, 2000

Substantial Growth Remains for Roundup in Conservation Tillage

Conservation Tillage
Acres in Millions
800
700
600
500
400
300
200
100
0
150
415
750
1996
2001
Market Potential

MONSANTO

11

Substantial Growth Remains for Roundup
in Conservation Tillage

Replaces plowing with herbicides

Ideally suited for Roundup
Roundup on 60+% of con-till acres
~50% acres penetrated

Benefits the grower
Reduced labor, fuel and equipment costs
Higher soil moisture
Increased yield potential
Reduced soil erosion

Conservation Tillage

Acres in Millions

1996         150

2001         415

Market
Potential    750

Roundup Ready Crops

Acres in Millions
500
400
300
200
100
0
Cotton
Canola
Soybeans
Corn
2
103
450
1996
2001
Market Potential

MONSANTO
12

Substantial Growth for Roundup Also Comes
from Roundup Ready Crop Applications

All Roundup Ready crops very successful

Significant opportunity remains; corn has largest growth potential

Geographically, largest opportunity is in Americas

Key regulatory approvals necessary to unlock potential

Roundup Ready Crops

Acres in Millions

2

1996

103

2001

450

Market
Potential

Corn

Soybeans

Canola

Cotton

Roundup Ready Crops and Conservation Tillage -- A Powerful Combination

MONSANTO

13

Roundup Ready Crops and Conservation Tillage -- A Powerful Combination

Manufacturing Technology Remains a Critical Competitive Advantage

Sales Volume & Capacity
(1995 Sales = 100)
Unit Cost
(1995 = 100)
600
500
400
300
200
100
0
100
90
80
70
60
50
Capacity
Unit Cost
Rationalized Capacity
1995
1996
1997
1998
1999
2000
2001
2002F

MONSANTO

14

Manufacturing Technology Remains a Critical Competitive Advantage

COGS improvements
Process and quality breakthroughs
Economies of scale
Totally integrated raw materials supply
Strategic locations, including new plant in Brazil
Proprietary formulations tailored to growers' specific needs

Sales Volume & Capacity
(1995 Sales = 100)

Unit Cost
(1995 = 100)

Capacity
1995
103

1996
141

1997
191

1998
247

1999
271

2000
384

2001
416

2002F
372

Unit Cost
1995
100

1996
92

1997
82

1998
79

1999
72

2000
68

2001
66

2002F
61

Rationalized Capacity
2001
453

2002F
467

New Roundup Formulations Provide Significant Competitive Advantage

Cost Advantage

High Load Formulations

Unit Cost
(Generic Cost = 100)
100
91
83
100
80
60
40
20
0
Generic 360g/liter
UltraMAX 445g/liter
New Alternative Salt

MONSANTO

15

New Roundup Formulations Provide Significant Competitive Advantage

High Load Formulations

Reduce manufacturing and packing costs; increase bulk tank capacity
Provide superior product performance
Create value for the grower via improved convenience and handling characteristics

Cost Advantage

Unit Cost
(Generic Cost = 100)

100

Generic 360g/liter

91

UltraMAX 445g/liter

83

New Alternative Salt

Superior Delivery System Created for a Superior Product

Logistics Costs
Cost per gallon
(1996=100)
100
90
80
70
60
50
40
30
20
10
0
1996
1997
1998
1999
2000
2001

MONSANTO

16

Superior Delivery System Created for a
Superior Product

U.S. is largest market with most concentrated sales season
Changes to bulk distribution and logistics system changed dynamic at retail level
Bulk distribution and logistics costs lowered 35 percent in last five years

Logistics Costs

Cost per gallon (1996=100)

Gallons
1996
100

1997
95

1998
87

1999
69

2000
65

2001
63

Roundup Brand Power Is Technology Driven

TRANSORB
Roundup
ULTRA MAX
This autoradiograph demonstrates how Roundup UltraMAX translocates three times more weed-killing power to the roots in the first two hours than this imitator product.*
Syngenta's latest imitator product
Red color indicates high herbicide concentration; yellow moderate and blue is low.

Continuous Innovation

Roundup Brands Outperform

MONSANTO

17

Roundup Brand Power Is Technology Driven

Continuous Innovation

New formulation technologies
New application technology
16 new formulations launched in 2000 and 2001

Roundup Brands Outperform

Roundup UltraMAX is 3X more effective than imitators
Roundup performance is guaranteed...Roundup Rewards

Top-Rated with Distribution

2001 Satisfaction with Overall Business Relationship
100%
80%
60%
40%
20%
0%
82%
64%
55%
45%
36%
27%
9%
Monsanto
BASF
Dow
Bayer
Dupont
Syngenta
Aventis

2001 Grower Satisfaction Ratings

Percent Very/Somewhat Satisfied
100%
80%
60%
40%
20%
0%
97%
97%
95%
Roundup Ready Soybeans
Roundup Ready Corn
Roundup Ready Cotton

MONSANTO

18

U.S. Distribution and Grower Satisfaction Ratings Show Brand Loyalty Post-Patent

Top-Rated with Distribution

2001 Satisfaction with Overall Business Relationship

Monsanto
82%

BASF
64%

Dow
55%

Bayer
45%

Dupont
36%

Syngenta
27%

Aventis
9%

2001 Grower
Satisfaction Ratings

Percent Very/Somewhat Satisfied

Roundup Ready Soybeans
97%

Roundup Ready Corn
97%

Roundup Ready Cotton
95%

Roundup Outlook Good with Strong Cash Generation

Indexed (1994 = 100)

Volume
500
400
300
200
100
0
'94 '95 '96 '97 '98 '99 '00 '01 '02 '03
Price
120
100
80
60
40
20
0
'94 '95 '96 '97 '98 '99 '00 '01 '02 '03
Cost
120
100
80
60
40
20
0
'94 '95 '96 '97 '98 '99 '00 '01 '02 '03
Gross Profit
250
200
150
100
50
0
'94 '95 '96 '97 '98 '99 '00 '01 '02 '03

MONSANTO

19

Roundup Outlook Good with Strong
Cash Generation

Indexed (1994 = 100)

Volume

1994
100

1995
132.6

1996
159.6

1997
201.6

1998
257.8

1999
315.8

2000
371.2

2001
380.1

2002
399.1

2003
406.5

Cost

1994
100

1995
96.7

1996
89.2

1997
78.9

1998
76.3

1999
69.7

2000
65.6

2001
63.4

2002
59.4

2003
58.7

Price

1994
100

1995
91.6

1996
89.1

1997
79.7

1998
72

1999
63.8

2000
57.5

2001
51.8

2002
48.5

2003
46.3

Gross Profit

1994
100

1995
117

1996
142

1997
162

1998
178

1999
189

2000
193

2001
168

2002
165

2003
154

Seed Investment Differentiated Monsanto in
Ag Market

Acquisitions
1995-1998

Acquired leading positions globally
Provided faster launch of traits
Broadly licensed major traits

Integration
1999-2001

Combined sales/marketing organizations
Production capacity rationalized
R&D (breeding) incorporated with genomics and biotechnology
Integrated solutions being marketed

Performance
2002+

Increase quality and improve margins
Increase sales and margins with stacked traits and channeling
Increase annual yield through molecular breeding and genomics
Gain share for Monsanto seed brands and licensees

Roundup Ready Soybeans Upgrade Seed Value

U.S. Roundup Ready Soybean Adoption

Total Acres
60
50
40
30
20
10
0
1996
1997
1998
1999
2000
2001

Customer Wins

$ Cost per Acre
Technology
Herbicide
Seed
$52
$40
$36
Conventional Soybeans
1995
Conventional Soybeans
Roundup Ready Soybeans
2001

MONSANTO

21

Roundup Ready Soybeans Upgrade Seed Value

U.S. Roundup Ready Soybean Adoption

Total Acres (LINE CHART - NO NUMBERS AVAILABLE)

U.S. acreage up 46X since 1996; global acreage up 34X
Trait royalties have attractive margins
Large additional global potential remains

Customer Wins

$ Cost per Acre

Technology
Herbicide
Seed

1995 Conventional Soybeans
seed
18

1995 Conventional Soybeans
herbicide
34

2001 Conventional Soybeans
seed
18

2001 Conventional Soybeans
herbicide
22

2001 RR Soybeans
seed
18

2001 RR Soybeans
herbicide
10

2001 RR Soybeans
technology fee
8

Conventional
Soybeans
1995
$52

Conventional
Soybeans
$40

Roundup Ready
Soybeans
$36

2001

Reduced cost and improved yields
Flexibility and convenience
Farm efficiency

Monsanto Has Leading Position in Global Germplasm

Corn and Soybean Seed Share

28%
Soy
37%
Corn
13%
27%
4%
7%
1%
4%
3%
3%
4%
Soybean
Brand Germplasm
Monsanto Licensed Germplasm
Corn
Brand Germplasm
Monsanto Licensed Germplasm
Monsanto
Pioneer
Syngenta
Dow
Advanta
KWS
Limagrain

MONSANTO

22

Monsanto Has Leading Position in Global Germplasm

Corn and Soybean Seed Share

Creates opportunity to directly access more farmers with a portfolio of Monsanto products

Monsanto
28% Soy
37% Corn

Pioneer
13%
27%

Syngenta
4%
7%

Dow
1%
4%

Advanta
3%

KWS
3%

Limagrain
4%

Soy

Brand Germplasm

Monsanto Licensed Germplasm

Corn

Brand Germplasm

Monsanto Licensed Germplasm

Seed Investment Has Improved Operations

U.S. Corn Unit Cost

1999 = 100
100
95
90
85
80
1999
2000
2001
2002F

Quality/Production Improvements

Monsanto U.S. Corn Yield vs. Best Competitor

Bushels per acre
200
180
160
140
120
100
80
Monsanto
Competitor
95
100
105
110
115
Relative Maturity (Days)

Better Seed Performance

MONSANTO

23

Quality/Production Improvements Better Seed Performance Seed Investment Has Improved Operations U.S. Corn Unit Cost Monsanto U.S. Corn Yield vs. Best Competitor Bushels per acre 1999 = 100

Biotech Traits Will Continue To Add Value

Corn Potential
Grower price at U.S. retail
$100
$80
$60
$40
$20
$0
$30
$73
(Roundup)
(Trait)
Traditional Base Seed
YieldGard Corn Borer
Roundup Ready
YieldGard Rootworm
Total
Traits

MONSANTO

24

Biotech Traits Will Continue To Add Value Grower price at U.S. retail Corn Potential (Roundup) (Trait) Traits

Farmers Have Rapidly Adopted New Technologies

U.S. Grower Seed and Herbicide Input Cost

1996
1998
2001
Soy
Monsanto Share
13%
30%
41%
Corn
Monsanto Share
9%
10%
18%
All Other
Monsanto Seed
Monsanto Herbicide

25

Farmers Have Rapidly Adopted New Technologies U.S. Grower Seed and Herbicide Input Cost

	1996	1998	2001
Soy	13%	30%	41%
Monsanto Share
Corn	9%	10%	18%
Monsanto Share
	All Other	Monsanto Seed	Monsanto Herbicide

Upside Opportunity Driven by Channeling

American Seed Trade Association Grain Handlers Database (ASTA)

80% of U.S. whole grain is used for feed domestically or exported
20% is processed; a small percentage of which is exported to Europe
Opportunity exists for U.S. farmers to channel whole grain

Biotech Corn Grain
Handling Facilities

Situation

Biotech Growth Continues While Securing Key Approvals

$ Millions
$1,000
$800
$600
$400
$200
$0
$1,000
$600
$809
Net Sales
EBIT
2001 Company EBIT

27

Biotech Growth Continues While Securing Key Approvals $ Millions Net Sales $1,000 EBIT $600 2001 Company EBIT $809

Integrated Solutions Drive Regional Strategies

Region	Focus	Strategy
North America	Continue to drive post-patent plans and integrated solutions	▪ Differentiate Roundup ▪ Drive con-till and Roundup Ready ▪ Maximize channeling
Europe/Africa	Focus on seed for growth	▪ Shift resources to seeds ▪ Breeding and branding to grow conventional seed margins ▪ Gain biotech approvals
Latin America	Grow cash and reduce risk while Brazilian biotech approval is pending	▪ Gain biotech approval and grow acres ▪ Sell for cash or grain ▪ Explore new alternatives for lowering receivables
Asia	Focus on seed and biotech	▪ Shift resources from chemistry ▪ Seek partnerships to reduce costs ▪ Gain biotech approvals

MONSANTO

28

Integrated Solutions Drive Regional Strategies

Shift resources to seeds
Breeding and branding to grow conventional seed margins
Gain biotech approvals

Focus on seed for growth

Europe/Africa

Strategy

Focus

Region

Differentiate Roundup
Drive con-till and Roundup Ready
Maximize channeling

Continue to drive post-patent plans and integrated solutions

North America

Gain biotech approval and grow acres
Sell for cash or grain
Explore new alternatives for lowering receivables

Grow cash and reduce risk while Brazilian biotech approval is pending

Latin America

Shift resources from chemistry
Seek partnerships to reduce costs
Gain biotech approvals

Focus on seed and biotech

Asia

Growth Drivers

Maintain Roundup brand value
Continue to grow biotech
Continue to gain biotech approvals
Improve Latin American operations
Implement cost initiatives
Grow earnings
4-6%
Grow free cash flow

Short Term

Plus...
Drive potential growth of seeds and traits
Accelerate biotech growth globally
Maintain Roundup gross profit and brand loyalty
Increase operational cash flow

Medium Term

Plus...
Realize full benefit of integrated-solutions

Long Term

Earnings growth and positive free cash flow
Effective management of Roundup post-patent
Integration and upgrade of the seed business
Strong grower adoption of biotech traits
Strong cost management

Delivered